Reference Number: FXNCC9163
RASC Series 2007-KS1 Supplemental Interest Trust
February 8, 2007

BEAR STEARNS
                                                                                  BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                                                    383 MADISON AVENUE
                                                                                              NEW YORK, NEW YORK 10179
                                                                                                          212-272-4009

DATE:                      February 8, 2007

TO:                        RASC Series 2007-KS1 Supplemental Interest Trust
                           By U.S.  Bank  National  Association,  not in its  individual  capacity,  but solely as  Supplemental  Interest Trust Trustee for the RASC Series  2007-KS1
                           Supplemental Interest Trust

ATTENTION:                 RASC Series 2007-KS1 TrustCC:                        Andrea Villanueva
TELEPHONE:                 952-979-0867 FAX:952-979-0867
FACSIMILE:                 952-979-8090

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation

REFERENCE NUMBER(S):       FXNCC9163

The purpose of this letter  agreement is to confirm the terms and  conditions of the  Transaction  entered into on the
Trade Date specified below (the  "Transaction")  between Bear Stearns Financial Products Inc. ("BSFP") and RASC Series
2007-KS1  Supplemental  Interest  Trust   ("Counterparty")   acting  through  U.S.  Bank  National  Association,   not
individually  but solely as the Supplemental  Interest Trust Trustee  ("Supplemental  Interest Trust  Trustee").  This
letter agreement  constitutes the sole and complete  "Confirmation," as referred to in the Master Agreement  specified below, with respect to this Transaction.

1.       This  Confirmation  is subject to and  incorporates  the 2000 ISDA  Definitions  (the  "Definitions"),  as
       published  by  the  International  Swaps  and  Derivatives   Association,   Inc.  ("ISDA").  This  Confirmation
       supplements,  forms a part of and is subject to the ISDA Master  Agreement dated as of February 8, 2007 between
       BSFP and Counterparty  (the agreement,  as amended and supplemented from time to time, being referred to herein as the  "Master  Agreement").  All  provisions  contained  in, or  incorporated  by  reference  to,  the Master
       Agreement shall govern the Transaction  referenced in this  Confirmation  except as expressly  modified herein.
       In the event of any  inconsistency  between this  Confirmation  and the Definitions or Master  Agreement,  this
       Confirmation shall prevail.

2.     The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:                 Rate Cap

       Notional Amount:                     With  respect  to  each  Calculation   Period,  the  lesser  of  (i)  the
                                            Scheduled  Amount set forth for such  period as  detailed  in  Schedule I attached  hereto  and  (ii)  the  excess,  if any of  (1)  the  aggregate
                                            Certificate  Principal  Balance  of the  Class A,  Class  M, and  Class B
                                            Certificates  immediately  prior to the Distribution Date which occurs in the  calendar  month of the  Floating  Rate Payer  Payment  Date for such
                                            Calculation  Period  (determined  for this purpose  without regard to any adjustment of the Floating Rate Payer Payment Date or  Distribution  Date
                                            relating to the Business  Days),  over (2) the  Notional  Amount for such
                                            Calculation  Period  set  forth in the  Confirmation  referenced  by BSFP
                                            Reference Number FXNSC9162.

       Trade Date:                          February 5, 2007

       Effective Date:                      July 25, 2007

       Termination Date:                    June 25, 2011,  subject to  adjustment  in  accordance  with the Business
                                            Day Convention.

       FIXED AMOUNT (PREMIUM):              Inapplicable.  The  Fixed  Amounts  for  this  Transaction  and for the
                                            Transactions  with the BSFP Reference  Numbers  FXNEC9165 and FXNEC9166 embedded in the  determination  of the Additional  Amount  specified in the Confirmation identified by BSFP Reference Number FXNSC9162.

       FLOATING AMOUNTS:

              Floating Rate Payer:          BSFP

              Cap Rate:                     5.34000%

              Floating Rate Payer
              Period End Dates:             The  25th   calendar   day  of  each  month   during  the  Term  of  this
                                            Transaction,  commencing  August 25,  2007 and ending on the  Termination
                                            Date,   subject  to  adjustment  in  accordance  with  the  Business  Day
                                            Convention.

              Floating Rate Payer
              Payment Dates:                Early Payment shall be  applicable.  The Floating Rate Payer Payment Date shall be one Business Day  preceding  each Floating Rate Payer Period End
                                            Date.

              Floating Rate Option:         USD-LIBOR-BBA

              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               Actual/360

              Reset Dates:                  The first day of each Calculation Period.

              Compounding:                  Inapplicable

       Business Days:                       New York

       Business Day Convention:             Following

       Calculation Agent:                   BSFP

                                    NEITHER THE BEAR STEARNS  COMPANIES  INC. NOR ANY  SUBSIDIARY  OR AFFILIATE OF THE
       BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS TRANSACTION.

3.     Account Details and
       Settlement Information:              PAYMENTS TO BSFP:
                                            Citibank, N.A., New York
                                            ABA Number: 021-0000-89, for the account of
                                            Bear, Stearns Securities Corp.
                                            Account Number: 0925-3186, for further credit to
                                            Bear Stearns Financial Products Inc.
                                            Sub-account  Number: 102-04654-1-3
                                            Attention: Derivatives Department

                                            PAYMENTS TO COUNTERPARTY:
                                            U.S. Bank National Association
                                            ABA Number: 091000022
                                            Account Number: 173103322058
                                            Reference: RASC 2007-KS1
                                            OBI: Attention: John Thomas
                                            Ref Acct No.: 108906000-1

ADDITIONAL PROVISIONS:

Non-Reliance.  Each party  represents  to the other party that (a) it has not  received  and is not  relying  upon any legal,  tax,  regulatory,  accounting  or other advice  (whether  written or oral) of the other party  regarding  this
Transaction,  other than  representations  expressly made by that other party in this  Confirmation  and in the Master
Agreement  and (b) in  respect  of this  Transaction,  (i) it has the  capacity  to  evaluate  (internally  or through independent  professional  advice) this  Transaction and has made its own decision to enter into this  Transaction and
(ii) it understands  the terms,  conditions and risks of this  Transaction and is willing to assume  (financially  and otherwise)  those  risks.  Counterparty  acknowledges  that BSFP has  advised  Counterparty  to  consult  its own tax, accounting  and legal  advisors in  connection  with this  Transaction  evidenced  by this  Confirmation  and that the
Counterparty has done so.  Notwithstanding the foregoing,  in the case of the Supplemental  Interest Trust Trustee, it has been directed by the Pooling and Servicing Agreement to enter into this Transaction.

This  Confirmation  may be executed  in several  counterparts,  each of which  shall be deemed an original  but all of which together shall constitute one and the same instrument.

Counterparty  hereby  agrees to check this  Confirmation  and to confirm that the foregoing  correctly  sets forth the terms  of the  Transaction  by  signing  in the  space  provided  below  and  returning  to  BSFP a  facsimile  of the fully-executed  Confirmation to 212-272-9857.  For inquiries regarding U.S.  Transactions,  please contact DERIVATIVES
DOCUMENTATION  by telephone at  212-272-2711.  For all other inquiries  please contact  DERIVATIVES  DOCUMENTATION  by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction  with you and we look forward to completing  other  transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:    _______________________________
       Name:
       Title:

Counterparty,  acting through its duly authorized  signatory,  hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

RASC SERIES 2007-KS1 SUPPLEMENTAL INTEREST TRUST

By:  U.S. Bank, National Association, not in its individual capacity, but solely as Supplemental Interest Trust
Trustee for the RASC Series 2007 KS1 Supplemental Interest Trust

By:    _______________________________
       Name:
       Title:

lm/am

                                                    SCHEDULE I
                    (All such dates adjustment in accordance with the Business Day Convention)

                                                                                          Scheduled AMOUNT
          FROM AND INCLUDING                      TO BUT EXCLUDING                             (USD)
            Effective Date                           27-Aug-2007                           13,007,158.23
             27-Aug-2007                             25-Sep-2007                           15,813,841.79
             25-Sep-2007                             25-Oct-2007                           18,818,785.15
             25-Oct-2007                             26-Nov-2007                           22,325,355.32
             26-Nov-2007                             26-Dec-2007                           26,022,258.37
             26-Dec-2007                             25-Jan-2008                           29,338,460.77
             25-Jan-2008                             25-Feb-2008                           32,181,153.68
             25-Feb-2008                             25-Mar-2008                           34,665,649.24
             25-Mar-2008                             25-Apr-2008                           36,833,062.12
             25-Apr-2008                             27-May-2008                           38,748,572.58
             27-May-2008                             25-Jun-2008                           40,463,419.64
             25-Jun-2008                             25-Jul-2008                           41,981,500.45
             25-Jul-2008                             25-Aug-2008                           43,335,847.96
             25-Aug-2008                             25-Sep-2008                           44,569,051.56
             25-Sep-2008                             27-Oct-2008                           46,094,032.65
             27-Oct-2008                             25-Nov-2008                           49,852,059.40
             25-Nov-2008                             26-Dec-2008                           56,401,303.37
             26-Dec-2008                             26-Jan-2009                           60,485,457.12
             26-Jan-2009                             25-Feb-2009                           62,439,176.52
             25-Feb-2009                             25-Mar-2009                           63,329,920.35
             25-Mar-2009                             27-Apr-2009                           63,703,733.44
             27-Apr-2009                             26-May-2009                           63,769,895.29
             26-May-2009                             25-Jun-2009                           63,704,131.67
             25-Jun-2009                             27-Jul-2009                           63,517,351.22
             27-Jul-2009                             25-Aug-2009                           63,206,628.31
             25-Aug-2009                             25-Sep-2009                           62,806,794.05
             25-Sep-2009                             26-Oct-2009                           62,376,741.26
             26-Oct-2009                             25-Nov-2009                           62,156,821.77
             25-Nov-2009                             28-Dec-2009                           62,571,703.42
             28-Dec-2009                             25-Jan-2010                           62,474,791.29
             25-Jan-2010                             25-Feb-2010                           60,791,703.55
             25-Feb-2010                             25-Mar-2010                           59,095,866.23
             25-Mar-2010                             26-Apr-2010                           57,240,414.20
             26-Apr-2010                             25-May-2010                           56,441,295.81
             25-May-2010                             25-Jun-2010                           55,594,600.27
             25-Jun-2010                             26-Jul-2010                           54,736,232.57
             26-Jul-2010                             25-Aug-2010                           53,869,295.67
             25-Aug-2010                             27-Sep-2010                           52,995,665.78
             27-Sep-2010                             25-Oct-2010                           52,113,211.30
             25-Oct-2010                             26-Nov-2010                           51,217,862.86
             26-Nov-2010                             27-Dec-2010                           50,314,850.40
             27-Dec-2010                             25-Jan-2011                           49,407,496.87
             25-Jan-2011                             25-Feb-2011                           48,500,051.53
             25-Feb-2011                             25-Mar-2011                           47,598,079.44
             25-Mar-2011                             25-Apr-2011                           46,707,007.09
             25-Apr-2011                             25-May-2011                           45,796,704.11
             25-May-2011                          Termination Date                         44,887,221.05